CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into and effective this 23rd day of August 2004, by and between Trust Licensing, Inc. a Delaware corporation formerly known as New Mountaintop Corporation, (the "Company") and Mark Golden, Ph.D. (the "Consultant").

                              R E C I T A T I O N S

A. The Company recognizes that the Consultant has a doctorate in finance and otherwise possesses extensive knowledge and experience regarding the businesses in which the Company is engaged. The Company believes that the Consultant's business advice will be extremely beneficial to the Company and wishes to obtain such advice and the benefit of the Consultant's knowledge and experience.

B. The Company desires to retain the services of the Consultant and the Consultant desires to provide services to the Company, subject to the terms and conditions set forth in this Agreement.

                      O P E R A T I V E P R O V I S I O N S

         In consideration of the foregoing recitations, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the parties hereto, intending legally to be bound, hereby covenant and agree as follows:

                                    ARTICLE I
                                   Engagement

         1.1 Engagement of Consultant. The Company hereby engages the Consultant and the Consultant hereby agrees to provide consulting services as set forth in
Section 1.2 of this Agreement (the "Services").

         1.2      Services to be Provided.

                  A. Services. During the Term, as defined, of this Agreement, the Consultant personally shall serve as a financial consultant to the Company and perform such related services as may be reasonably requested by the Company from time to time, and at such time and in such manner as agreed to by the Consultant (collectively referred to herein as the "Services").

                  B. Performance of Services. The Consultant is responsible for reasonably determining the method, details and means of performing the services required under this Agreement. Such consultation may be by telephone, in writing or by other method of communication which the Company and the Consultant mutually agree. The Consultant shall provide the Services required hereunder at such location or locations which the Consultant and the Company mutually agree.

                  C. Hours. Notwithstanding any other provision of this Agreement, it is agreed that the Consultant shall not be required to devote any minimum amount of time during any particular month or year, but shall perform the Services pursuant to this Agreement on an "as needed" basis at such times and for such periods as the Company may reasonably request and as consistent with the Consultant's schedule. The Consultant shall use his best efforts in good faith to provide consulting services when requested to do so by the Company.

         1.3 Term of Agreement. The term of this Agreement shall commence on August 23, 2004 and shall continue until August 22, 2006 (the "Term"), unless terminated in accordance with the provisions of Article 3 hereof.

         1.4 Nature of Consulting Relationship. It is agreed and understood by the parties to this Agreement that, for all purposes, during the term of this Agreement, the Consultant shall serve solely as an independent contractor of the Company and shall not be an employee of the Company in any capacity. Nothing in this Agreement shall be interpreted or construed as creating or establishing the relationship of employer and employee between the Consultant and Company. As an independent contractor, the Consultant (a) shall, subject to Section 1.2 A, accept any directions issued by the Company pertaining to the goals to be attained and the results to be achieved by him, but shall be solely responsible for the manner and hours in which he will perform his services under this Agreement, (b) shall not be entitled to any employee or fringe benefits available to employees of the Company, and (c) shall be solely responsible for the payment of any federal, state and local taxes applicable to the fees and expenses paid or payable by the Company in connection with Consultant's engagement.

                                   ARTICLE II
                                  Compensation

         2.1 Compensation. In consideration for the Services to be provided by the Consultant pursuant to Section 1.2 hereof, the Company shall pay a fee (the "Compensation") to the Consultant at a rate of Two Thousand Five Hundred Dollars ($ 2,500.00) per month. The compensation shall begin to accrue upon execution hereof and any accrued fees shall be immediately payable upon Company receiving net cash financing proceeds of at least $500,000. Payments shall thereafter be payable in cash on a monthly basis.

         2.2 Expense Reimbursement. Upon the submission of proper substantiation by the Consultant, and subject to the advance written approval by an officer of the Company and such other rules and guidelines as the Company may from time to time adopt, the Company shall reimburse the Consultant for all reasonable expenses actually paid or incurred by the Consultant during the Term in the course of and pursuant to the business of the Company. The Consultant shall account to the Company in writing for all expenses for which reimbursement is sought and shall supply to the Company copies of all relevant invoices, receipts or other evidence reasonably requested by the Company.

                                   ARTICLE III
                                   Termination

3.1 Termination. Notwithstanding anything to the contrary contained in this Agreement, the engagement and provision of Services under this Agreement shall terminate only on the earliest of:

                  (i) the expiration of the Term as set forth in Section 1.3; or

                  (ii) the date on which one party (the "Terminating Party") provides written notice of such termination to the other party (the "Breaching Party") by reason of the fact that the Breaching Party has materially breached his or its obligations under this Agreement, which breach is not cured by the Breaching Party within 30 days after the Terminating Party has given written notice of such breach to the Breaching Party; provided, however, that the Terminating Party shall not be obligated to offer notice and an opportunity to cure if the breach is not curable. If the breach is not cured, the Company shall have no liability to pay any fees accruing during the 30 day period.


                                   ARTICLE IV
                              Restrictive Covenants

         4.1 Confidentiality. The Consultant agrees to keep all Confidential Information (as defined in Section 4.2 herein) strictly and permanently confidential and agrees that he shall not at any time (whether during or after the Term) directly or indirectly use for any purpose, or disclose or permit to be disclosed to any person or entity, any Confidential Information unless compelled, or required by law. The Consultant acknowledges that the Confidential Information constitutes unique and valuable assets of the Company and such Confidential Information was acquired at great time and expense by the Company, and that any disclosure or other use of such Confidential Information, other than for the sole benefit of the Company, would be wrongful and would cause irreparable harm to the Company.

         4.2 Confidential Information. The term "Confidential Information" means any non-public information (whether or not in written form and whether or not expressly designated as confidential) relating directly or indirectly to the Company or any of the Company's subsidiaries or affiliates or relating to the business, operations, financial affairs, performance, assets, investments, technology, processes, products, contracts, customers, licensees, sublicensees, suppliers, personnel, plans or prospects of the Company or any of the Company's subsidiaries or affiliates, including such information consisting of or otherwise relating directly or indirectly to trade secrets, know how, technology, designs, drawings, processes, license or sublicense arrangements, formulae, proposals, customer lists or preference, pricing lists, referral sources, marketing or sales techniques or plans, operation manuals, service manuals, financial information, projections, lists of suppliers or distributors or sources of supply; provided, however, that "Confidential Information" shall not be deemed to include information which, at the time of initial disclosure to the Consultant, is part of, or without violation of this Agreement or by fault of, the Consultant becomes part of the public domain or becomes public knowledge, or is otherwise readily accessible to third parties or the public.

         4.3 Documents, Records, etc. All documents, records, data, apparatus, equipment and other physical property, whether or not pertaining to Confidential Information, which are furnished to the Consultant by the Company or are produced by the Consultant in connection with the Consultant's service with the Company will be and remain the sole property of the Company. The Consultant will return to the Company all such materials and property as and when requested by the Company. In any event, the Consultant will return all such materials and property immediately upon termination of the Consultant's service with the Company for any reason. The Consultant will not retain with the Consultant any such material or property or any copies thereof after such termination.

         4.4 Noncompetition. During the Term, Consultant will not, for himself or on behalf of any person, partnership, trust, company or other entity for whatever reason be engaged with, directly or indirectly (either as an employee, officer, director, partner, shareholder, consultant or independent contractor), or take part in, or own, share in the earnings of, or invest in the stock or other securities of, any person, firm or corporation that competes directly with Company; provided, however, that it shall not be deemed a violation of this section if Consultant owns less than five percent (5%) of the issued and outstanding stock of a publicly traded competing business.

                                    ARTICLE V
                                  Miscellaneous

         5.1 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be amended or modified in any way except by a written instrument executed by the Company and the Consultant.

         5.2 Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight next business day delivery, or by facsimile delivery followed by overnight next business day delivery, as follows:


         If to the Consultant:     Mark Golden, Ph.D.

                                   1110 S.W. Ivanhoe Boulevard
                                   Orlando, Florida  32804
                                   Facsimile:  (407) 246-0133


         with a copy to:           Michael Harris, P.A.
                                   1555 Palm Beach Lakes Boulevard
                                   Suite 310
                                   West Palm Beach, Florida 33401
                                   Attention:  Michael D. Harris, Esq.
                                   Facsimile:  (561) 478-1817

         If to the Company:        Trust Licensing, Inc.
                                   950 S. Pine Island Road
                                   Suite A150-1094
                                   Plantation, Florida  33324
                                   Attention:  Leigh M. Rothschild
                                   Facsimile:  (954) 727-8219

         with a copy to:           David W. Sass, Esq.
                                   McLaughlin & Stern, LLP
                                   260 Madison Avenue
                                   New York, New York  10016
                                   Facsimile:  (212) 448-0066





or to such other address as either of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender's facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the receipt.



         5.3 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Florida, without giving effect to conflict of laws principles. With respect to any disputes concerning federal law, such disputes shall be determined in accordance with the law as it would be interpreted and applied by the United States Court of Appeals for the Eleventh Circuit.

         5.4 Assignment: Successors and Assigns. Neither the Consultant nor the Company may make an assignment of this Agreement or any interest herein, by operation of laws or otherwise, without the prior written consent of the other party; provided that the Company may assign its rights (but may not delegate or transfer its obligations) under this Agreement without the consent of the Consultant in the event that the Company shall effect a reorganization, consolidate with or merge into any other corporation, partnership, organization or other entity, or transfer all or substantially all of its properties or assets to any other corporation, partnership, organization or other entity. This Agreement shall inure to the benefit of and be binding upon the Company and the Consultant, their respective heirs, personal representatives, executors, administrators, legal representatives, successors and assigns.

         5.5 Waiver. The waiver by any party hereto of the other party's prompt and complete performance or breach or violation of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation, and the waiver by any party hereto to exercise any right or remedy which he or it may possess shall not operate nor be construed as the waiver of such right or remedy by such party or as a bar to the exercise of such right or remedy by such party upon the occurrence of any subsequent breach or violation.

         5.6 Severability. The invalidity of any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses, sections or subsections contained in this Agreement shall be declared invalid by a court of competent jurisdiction, then this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, section or sections, or subsection or subsections had not been inserted.

         5.7 Arbitration of Disputes. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration in Broward County, Florida, if brought by Consultant, and in Orange County, Florida, if brought by Company, in accordance with the Rules of the American Arbitration Association then in effect (except to the extent that the procedures outlined below differ from such rules). The cost and expenses of the arbitration and of enforcement of any award in any court shall be borne by the non-prevailing party. If advances are required, each party will advance one-half of the estimated fees and expenses of the arbitrators. Judgment may be entered on the arbitrators' award in any court having jurisdiction. Although arbitration is contemplated to resolve disputes hereunder, either party may proceed to court to obtain an injunction to protect its rights hereunder, the parties agreeing that either could suffer irreparable harm by reason of any breach of this Agreement. Pursuit of an injunction shall not impair arbitration on all remaining issues. In the event that either party hereto shall bring suit seeking an injunction of any action constituting a breach of any of the terms or provisions of this Agreement, then the party at fault shall pay all reasonable court costs and attorney's fees of the other.

         5.8 Consent to Jurisdiction. To the extent that any court action is permitted consistent with or to enforce Section 5.7 of this Agreement, the parties hereby consent to the jurisdiction of the Supreme Court of Florida, Florida District Courts of Appeal, and United States District Courts in Florida. Accordingly, with respect to any such court action, the Consultant (i) submits to the personal jurisdiction of such courts; (ii) consents to service of process; and (iii) waives any other requirement (whether imposed by statute, rule of court, or otherwise) with respect to personal jurisdiction or service of process.

         5.9 Compliance with Legal Requirements. The Company shall not provide workers' compensation, disability insurance, Social Security or unemployment compensation coverage nor any other statutory employee benefits to the Consultant. The Consultant shall comply at his expense with all applicable provisions of workers' compensation laws, unemployment compensation laws, federal Social Security law, the Fair Labor Standards Act, federal, state and local income tax laws, and all other applicable federal, state and local laws, regulations and codes relating to independent contractors.

         5.10 Gender and Number. Wherever the context shall so require, all words herein in the male gender shall be deemed to include the female or neuter gender, all singular words shall include the plural and all plural words shall include the singular.

         5.11 Section Headings. The section or other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of any or all of the provisions of this Agreement.

         5.12 No Third Party Beneficiary other than Company. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, corporation, partnership, association or other entity, other than the parties hereto and each of their respective heirs, personal representatives, legal representatives, successors and assigns, any rights or remedies under or by reason of this Agreement.

         5.13 No Authority to Bind Company. The Consultant does not and shall not have any authority to enter into any contract or agreement for, on behalf of or in the name of the Company, or to legally bind the Company to any commitment or obligation.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             TRUST LICENSING, INC., a Delaware corporation


                             By:  ________________________________
                                   Name:  Jeffery Sass
                                   Title:    Chief Executive Officer



                                   CONSULTANT:


                               ------------------------------------
                               Mark Golden, Ph.D.